UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 27, 2008

                           BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



         Oklahoma                       000-19341              73-1373454
         --------                       ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (918) 588-6000

               _____________________N/A___________________________

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 27, 2008, BOK Financial Corporation (the "Company") entered into a 10b5-1 Repurchase Plan with BOSC, Inc., a registered broker/dealer and wholly owned subsidiary, to purchase Company common stock in compliance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "10b5-1 Plan"). The 10b5-1 Plan will allow the Company's Rule 10b-18 share repurchase program to continue during periods when the Company would normally not be active in the market due to its internal trading black out periods and may be aware of material nonpublic information.

On April 26, 2005, the Company's board of directors authorized the Company to repurchase up to two million shares of the Company's common stock under the repurchase program. As of March 31, 2008, the Company had repurchased 709,073 shares under the repurchase program.

Pursuant to the terms of the 10b5-1 Plan, BOSC, Inc., as agent for the Company and through a mirrored execution agreement with Pershing LLC, will purchase varying percentages of the maximum daily volume allowable under Rule 10b-18 when the Company is trading at various price ranges. Any purchases under the 10b5-1 Plan will be disclosed publicly through appropriate filings with the Securities and Exchange Commission.

The description of the Plan in this Item 1.01 is qualified in its entirety by reference to the text of the plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

            (c)      Exhibits

+10.1 10b5-1  Repurchase  Plan between BOK Financial  Corporation and BOSC, Inc.
     dated May 27, 2008


+ The Company has requested confidential treatment of certain information contained in this exhibit. Such information has been filed separately with the Securities and Exchange Commission pursuant to the Company's application for confidential treatment under 17 C.F.R. ss.ss. 200.80(b)(4) and 240.24b-2.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOK FINANCIAL CORPORATION


                                        By:  /s/  Steven E. Nell
                                             --------------------------------
                                             Steven E. Nell
                                             Executive Vice President
                                             Chief Financial Officer

Date:  May 27, 2008






                                  Exhibit Index

Exhibit No.       Description

+10.1 10b5-1 Repurchase Plan between BOK Financial Corporation and BOSC, Inc. dated May 27, 2008


+ The Company has requested confidential treatment of certain information contained in this exhibit. Such information has been filed separately with the Securities and Exchange Commission pursuant to the Company's application for confidential treatment under 17 C.F.R. ss.ss. 200.80(b)(4) and 240.24b-2.